EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniele Monteverde, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	the Quarterly Report on Form 10-Q of 12 Retech Corporation for the period ended September 30, 2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of 12 Retech Corporation.

Dated: November 14, 2017	/s/ Daniele Monteverde
DANIELE MONTEVERDE
Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)
12 Retech Corporation

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to 12 Retech Corporation and will be retained by 12 Retech Corporation and furnished to the Securities and Exchange Commission or its staff upon request.